                                 Exhibit 10.28

                               SURFACE AGREEMENT

     This Agreement, effective as of the 10th day of June, 1996, is between Joe Henry Pacheco and Susie Pacheco, husband and wife: James Pacheco and Libbie Pacheco, husband and wife; Rodolfo Rodriguez and Gladys Rodriguez, husband and wife; Jerry Sanchez and Mary Sanchez, husband and wife; Henry Atencio and Virginia Atencio, son and mother; Nelson Pacheco and Vickie Pacheco, husband and wife; Johnny Gurule; Gilbert Pacheco and Kathy Pacheco, husband and wife ("Surface Owner", whether one or more), whose address is c/o Nelson Pacheco, 9833 4th St. N.W. #B, Albuquerque, New Mexico 87114 and SUMMO USA CORPORATION ("SUMMO"), whose address is 1776 Lincoln St., Suite 900, Denver, Colorado 80203.

RECITALS

     Surface Owner represents that he is the owner of and is in possession of the surface estate in certain lands in Taos County, New Mexico (the "Property"), more particularly described in Exhibit A attached hereto and incorporated by reference herein.

     SUMMO is the owner of certain unpatented mining claims (the "Claims") located on the reserved mineral estate underlying the Property.

     NOW THEREFORE, in consideration of Ten Dollars ($10.00) in hand paid to Surface Owner, the receipt and sufficiency of which are hereby acknowledged, and further in consideration of the mutual covenant, agreements, and promises herein contained, the parties hereto agree as follows:

     RIGHT TO USE SURFACE: Surface Owner grants to SUMMO the sole and exclusive right to use the Property for the purpose of exploring, developing, and mining the Claims.

     TERM: The term of this Agreement shall be for twenty (20) years from the date hereof and so long thereafter as SUMMO holds any interest in the Claims, unless SUMMO sooner surrenders this Agreement.

     OPERATIONS: (a) During the term of this Agreement, SUMO shall have unrestricted access to the Property, and shall have the right (i) to explore, develop, and mine from the Claims by means of operations on the Property, (ii) to deposit ores, water, waste, and materials from the Claims or from other mining properties within a two-mile perimeter of the Property, and to use any part of the Property for waste dumps and tailings disposal areas, (iii) to conduct on the Property general mining, milling, processing, and related operations respecting the Claims and other mining properties, and to use any part of the Property for any purposes incident to such operation, and (iv) to erect, construct, use, and maintain on the Property such roads, buildings, structures, machinery, equipment, personal property, fixtures, and improvements as may be necessary or convenient for the conduct of SUMMO's operations.

     (b) SUMMO shall conduct all operations on the Property in a good and workmanlike manner and in accordance with accepted mining practice.

     (c) SUMMO may use any mining method, whether or not the method is in general use at the time of the execution of this Agreement, including, without limitation, underground mining (including methods, such as block caving, which result in the disturbance or subsidence of the surface), surface mining (including strip mining, open pit mining, and dredging), and in situ mining (including solution mining, leaching, gasification, and liquification). Surface Owner shall be notified within ten (10) days if SUMMO decides to use solution mining, leaching, gasification, and liquification methods.

     (d) SUMMO shall comply with all laws and regulations governing its operations on the property. If this Agreement is inconsistent with or contrary to any law or regulation, the law or regulation shall control and this Agreement shall be deemed to be modified accordingly.

     (e) SUMMO may use existing roads, if any, on the Property, and may construct and maintain at its own expense any additional roads reasonably necessary or convenient for the conduct of SUMMO's operations on the Claims or on other mining properties. SUMMO will endeavor to construct any such additional roads on the Property at a location agreeable to Surface owner and SUMMO. All additional roads shall be constructed and maintained in such manner to bear the traffic necessary to SUMMO's operations. Surface Owner may use any additional road so long as his use does not interfere with SUMMO's use. Upon notice to SUMMO given within thirty (30) days after the termination of this Agreement, Surface Owner may require that all or any part of any additional road be reclaimed.

     (f) If SUMMO finds it necessary to cut any fence on the Property for the purpose of passage, SUMMO shall, prior to cutting the fence, install and brace heavy "corner-type" posts at each end of the opening to be made, to which the fence wire shall be securely fastened in such manner as to prevent sagging. Summo shall install a gate of a quality acceptable to Surface Owner in each opening. If SUMMO desires that opening provide uninterrupted ingress and egress, it may in the alternative install cattle guards of sufficient size and substance to bear the type of traffic necessary for its operations and capable of turning all domestic livestock.

     (g) SUMMO shall conduct no surface operations within three hundred (300) feet of the main dwelling house, if any, now located on the Property without first obtaining the written consent of Surface Owner.

     (h) Neither SUMMO nor its agents, employees, contractors, or subcontractors, nor their agents or employees, shall hunt or fish on the Property, nor shall any of them carry onto the property firearms or other equipment designed or adapted for such purposes.

     (i) SUMMO shall advise Surface Owner prior to final mailing facility site selections in order that Surface Owner may clear timber from the area before construction commences.

     COMPENSATION: SUMMO shall pay compensation to Surface Owner on the dates and in the amounts as follows:

          Signing bonus:     $8,000.00, payable at signing.
          Rentals:

                 Amount           Date
                 ------           ----
                 $5,600.00        Upon signing
                 $5,600.00        December 30, 1996.
                 $5,600.00        December 30, 1997.
                 $7,200.00        December 30, 1998 and 1999.
                 $8,400.00        December 30, 2000

          Permanent Impact Compensation: At such time that SUMMO commences the permitting for the construction of a milling project, a one-time payment of $625.00/acre (or $325,000.00) will be made. If SUMMO has not diligently begun this permitting phase by December 30, 2001, this Agreement shall terminate. At the point when the one time payment is made, rentals shall increase as follows:

                 Amount           Date
                 ------           ----
                 $12,000.00       December 30, 2001, 2002, and 2003
                 $13,600.00       December 30, 2004 and 2005.
                 $22,000.00       December 30, 2006
                 $26,800.00       December 30, 2007, 2008, 2009, 2010 and 2011

                 $32,000.00       December 30, 2012, 2013, 2014, 2015 and 2016
                 $44,445.00       December 30, 2017, and each year thereafter.

     DAMAGES: (a) SUMMO shall pay to Surface Owner, as compensation for any crops or grasses damaged or destroyed, One Hundred Fifty Dollars ($150.00) for each exploration drill hole drilled on the Property. Drill hole compensation shall be paid within 30 days of the end of the month in which the holes are drilled.

(b) Prior to the payment of the December 30, 2001 lump sum payment, SUMMO shall pay compensation for the use or damage to the Property, not already remunerated by the drill hole compensation, the amount of $500.00 for each acre damaged.

(c) In addition to the compensation provided for in subparagraphs (a) and
(b), above, SUMMO shall pay Surface Owner reasonable compensation for any damage to livestock or to fences, buildings, or other tangible improvements on the Property resulting from SUMMO's operations.

PROTECTION FROM LIENS AND DAMAGES: SUMMO shall keep the Property free of liens for labor performed or materials or merchandise furnished for use on the Property under this Agreement, and shall hold Surface owner harmless from all costs, loss, or damage which may result from any work or operations of SUMMO or its occupancy of the property.

AFTER-ACQUIRED INTEREST IN LOT 7: If during the term of this Agreement, Surface Owner acquires an interest in all or any part of the following described Property:

     TOWNSHIP 23 NORTH, RANGE 11 EAST, N.M.P.M.
     TAOS COUNTY, NEW MEXICO

     Section 17: Lot 7

the interest shall, at SUMMO's option, be deemed a part of the Property for the purposes of this Agreement, and the Compensation described above increased proportionately. Summo's option shall be exercised, if at all, within 20 years after the date of execution of this Agreement by all parties.

ENVIRONMENTAL INDEMNITY: SUMMO shall indemnify, defend, and hold Surface Owner harmless for all claims, costs, loss, or damage resulting from (i) the presence of hazardous materials on the Property or the release of hazardous materials from the Property after the date of this Agreement and (ii) any violation after the date of this Agreement of any federal, state, or local law, rule, regulation, order, or ordinance regarding the protection of the environment or the remediation or reclamation of any portion of the property.

TERMINATION AND SURRENDER: (a) If SUMMO fails to comply with any of the provisions of this Agreement, and if SUMMO does not initiate and diligently pursue steps to correct the default within thirty (30) days after the notice has been given to it by Surface Owner specifying with particularity the nature of the default, then upon the expiration of the thirty-day period, all rights of SUMMO under this Agreement (except as provided in the paragraphs entitled "Removal of property" and "Access") shall terminate, and all liabilities and obligations of SUMMO (except liabilities existing on the date of termination) shall terminate. If SUMMO by notice to Surface Owner disputes the existence of a default, then this Agreement shall not terminate unless SUMMO does not initiate and diligently pursue steps to correct the default within thirty (30) days after the existence, of a default has been determined by decision of a court or arbitrators, or otherwise.

(b) Subject to the right of Surface Owner to terminate this Agreement as provided in the foregoing subparagraph (a), controversy between the parties hereto shall not interrupt performance of this Agreement or the continuation of operations hereunder. In the event of any controversy, SUMMO may continue operations hereunder and shall make the payments provided for herein notwithstanding the existence of the controversy. Upon the resolution of the controversy, such payments or restitutions shall be made as required by the terms of the decision of the court or arbitrators, or otherwise.

(c) SUMMO may at any time terminate this Agreement as to all or any part of the property by delivering to Surface owner or by filing for record in the appropriate office (with a copy to Surface Owner) a good and sufficient Surrender of this Agreement or a Partial Surrender describing that portion of the Property as to which this Agreement is surrendered. Upon mailing the Surrender or Partial Surrender to Surface owner or to the appropriate office, all rights of SUMMO under this Agreement with respect to the portion of the Property as to which this Agreement is terminated (except as provided in the paragraphs entitled "Removal of Property" and "Access") shall terminate and all liabilities and obligations of SUMMO with respect to the portion of the property as to which this Agreement is terminated (except liabilities existing on the date of termination) shall terminate.

REMOVAL OF PROPERTY: For a period of six (6) months after the termination of this Agreement, SUMMO shall have the right to remove from the Property all buildings, structures, machinery, equipment, personal property, fixtures, and improvements owned by SUMMO or erected or placed on or in the Property by SUMMO. Any broken or stockpiled ore, minerals, concentrates, or other products, dumps, tailings, and residue remaining on the Property shall be left in as neat, safe, and sightly a condition as possible. Upon termination of this Agreement, SUMMO shall dispose of all rubbish, junk, and unused materials, and shall leave the Property, and all buildings, structures, machinery, equipment, personal property, fixtures, and improvements remaining on the Property, in a neat and safe condition. SUMMO may keep one or more watchmen on the Property during the six-month period. An equitable rental, consistent with then current rental rates, shall be agreed on and paid to Surface Owner during the time in which one or more watchmen occupy the Property.

ACCESS: For as long as necessary after termination of this Agreement, SUMMO shall have the right of access to and across the Property for reclamation purposes, and rent shall be paid at the rate that is foregoing at that time.

NOTICES: All notices and other communications to either party shall be in writing and shall be sufficiently given if delivered in person or sent by certified or registered mail, return receipt requested, addressed as hereinafter set forth. Any notice given by or to Nelson Pacheco, with a copy to Gilbert Pacheco, shall be notice by or to all Surface Owners. Notices given by mail shall be deemed delivered as of the date of mailing. Until a change of address is communicated as indicated above, all notices to Surface Owner shall be addressed:

          Nelson Pacheco
          9833 4th St. N.W. #B
          Albuquerque, New Mexico 87114

     with a copy to:

          Gilbert Pacheco
          2610 Westchester Dr.
          Denver, Colorado 80221

and all notices to SUMMO shall be addressed:

          Greg Hahn, President
          SUMMO USA CORPORATION
          1776 Lincoln Street, Suite 900
          Denver, Colorado 80203

ASSIGNMENT: The rights of either party hereunder may be assigned in whole or in part by providing written notice of the assignment to the non-assigning party. A fully executed memorandum of assignment in recordable form shall be delivered to the non-assigning party by the assigning party within ten (10) days after the assignment takes effect.

INDEMNIFICATION: SUMMO shall hold Surface Owner free from all costs, loss, or damage which may result from any work or operations of SUMMO or its occupancy of the Property.

INSURANCE: SUMMO shall carry at all times during the term of this Agreement worker's compensation and other insurance required by state laws and mining regulations, or SUMMO may self-insure as to such matters if it qualifies as a self-insurer under the appropriate laws and regulations. Copies of insurance certificates will be provided to Surface Owner by SUMMO.

PERFORMANCE: SUMMO agrees that whenever possible it shall use its best efforts to obtain labor from the local area.

BANKRUPTCY: In the event that SUMMO enters into bankruptcy proceedings, it shall provide Surface Owner with written notification by of such within five days.

DISPUTE RESOLUTION: All disputes arising under or in connection with this Agreement which cannot be resolved by agreement between the parties shall be resolved in accordance with applicable law.

INUREMENT: All covenants, conditions, limitations, and provisions herein contained apply to and are binding upon the parties hereto, their heirs, representatives, successors, and assigns.

MODIFICATION: No modification, variation, or amendment of this Agreement shall be effective unless the modification, variation, or amendment is in writing and is signed by Surface Owner and SUMMO.

WAIVER: No waiver of any breach or default under this Agreement shall be effective unless the waiver is in writing and signed by the party against whom the waiver is claimed. No waiver of any breach or default shall be deemed to be a waiver of any other or subsequent breach or default.

ENTIRE AGREEMENT: This Agreement sets forth the entire agreement of the parties and, except as herein expressly provided, supersedes all previous and contemporaneous agreements, representations, warranties, or understandings, written or oral.

CONSTRUCTION: The paragraph headings are for convenience only, and shall not be used in the construction of this Agreement. The term "Surface Owner" shall be deemed to be singular or plural, and shall be deemed to be masculine or feminine, or both, or neuter, whenever the construction of the Agreement so requires.

GOVERNING LAW: The formation, interpretation, and performance of this Agreement shall be governed by the law of the State of New Mexico.

     INVALIDITY: The invalidity of any provision of this Agreement shall not affect the enforceability of any other provision of this Agreement.

     COUNTERPARTS: This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original. If any person named as one of the Surface owners does not execute this Agreement, it nevertheless shall be binding upon those persons executing it.

     ADDITIONAL DOCUMENTS: Surface Owner will provide SUMMO with such additional documents as may be necessary to carry out the purposes of this Agreement. If conditions change by reason of conveyances, assignments, or other matters relating to the title to or description of the Property, Surface Owner and SUMMO shall execute amendments of this Agreement and the Short Form of Agreement, and any other documents which may be necessary to reflect such changed conditions. The Short Form of Agreement shall not supersede the long form of Surface Agreement.

     OTHER: Surface Owner will have the opportunity to buy or bid on buildings and other equipment or machinery upon termination of the Agreement.

     SUMMO shall hold regular briefings with Surface Owner, or representatives, prior to site selections to discuss site plans and other items pertinent to the Agreement. Upon consent of SUMMO, Surface Owner shall have the right to construct or make improvements to the Property as long as such improvements do not interfere with SUMMO'S operations.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



----------------------------------           -----------------------------------
JOE HENRY PACHECO                            SUSIE PACHECO



----------------------------------           -----------------------------------
JAMES PACHECO                                LIBBIE PACHECO



----------------------------------           -----------------------------------
RODOLFO RODRIGUEZ                            GLADYS RODRIGUEZ



----------------------------------           -----------------------------------
JERRY SANCHEZ                                MARY SANCHEZ

     ADDITIONAL DOCUMENTS: Surface Owner will provide SMO with such additional documents as may be necessary to carry out the purposes of this Agreement. If conditions change by reason of conveyances, assignments, or other matters relating to the title to or description of the Property, Surface Owner and SUMMO shall execute amendments of this Agreement and the Short Form of Agreement, and any other documents which may be necessary to reflect such changed conditions.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


/s/ Joe Henry Pacheco                        /s/ Susie Pacheco
----------------------------------           -----------------------------------
JOE HENRY PACHECO                            SUSIE PACHECO


/s/ James Pacheco                            /s/ Libbie Pacheco
----------------------------------           -----------------------------------
JAMES PACHECO                                LIBBIE PACHECO


/s/ Rodolfo Rodriguez                        /s/ Gladys Rodriguez
----------------------------------           -----------------------------------
RODOLFO RODRIGUEZ                            GLADYS RODRIGUEZ


/s/ Jerry Sanchez                            /s/ Mary Sanchez
----------------------------------           -----------------------------------
JERRY SANCHEZ                                MARY SANCHEZ


/s/ Henry Atencio                            /s/ Virginia Atencio
----------------------------------           -----------------------------------
HENRY ATENCIO                                VIRGINIA ATENCIO


/s/ Nelson Pacheco                           /s/ Vickie Pacheco
----------------------------------           -----------------------------------
NELSON PACHECO                               VICKIE PACHECO


/s/ Gilbert Pacheco                          /s/ Kathy Pacheco
----------------------------------           -----------------------------------
GILBERT PACHECO                              KATHY PACHECO


/s/ Johnny Gurule
----------------------------------
JOHNNY GURULE

                                             SUMMO USA CORPORATION

                                             By: /s/ Gregory A. Hahn
                                                --------------------------------
                                                Gregory A Hahn, President

STATE OF NEW MEXICO )
                    ) ss:
County of Bernalillo)


     The foregoing instrument was acknowledged before me this 26 day of September, 1996, by JOE HENRY and SUSIE PACHECO, the persons named in and who executed the foregoing instrument.


                                             /s/ Sylvia Garcia
                                             -----------------------------------
                                                       Notary Public


                         My Commission Expires: 1/31/97
                                               ---------------------------------

STATE OF NEW MEXICO)
                   ) ss:
County of Taos     )


     The foregoing instrument was acknowledged before me this 15th day of September, 1996, by JAMES PACHECO and LIBBIE PACHECO, the persons named in and who executed the foregoing instrument.


                                             /s/ Elberta Rodriguez
                                             -----------------------------------
                                                       Notary Public


                         My Commission Expires: 6/17/97
                                               ---------------------------------


STATE OF NEW MEXICO)
                   ) ss:
County of Taos     )


     The foregoing instrument was acknowledged before me this 15th day of September, 1996, by RODOLFO RODRIGUEZ and GLADYS RODRIGUEZ, the persons named in and who executed the foregoing instrument.

                                             /s/ Elberta Rodriguez
                                             -----------------------------------
                                                       Notary Public


                         My Commission Expires: 6/17/97
                                               ---------------------------------

STATE OF NEW MEXICO)
                   ) ss:
County of Taos     )


     The foregoing instrument was acknowledged before me this 15th day of September, 1996, by JERRY SANCHEZ and MARY SANCHEZ, the persons named in and who executed the foregoing instrument.

                                             /s/ Elberta Rodriguez
                                             -----------------------------------
                                                       Notary Public


                         My Commission Expires: 6/17/97
                                               ---------------------------------


STATE OF NEW MEXICO)
                   ) ss:
County of Taos     )


     The foregoing instrument was acknowledged before me this 15th day of September, 1996, by HENRY ATENCIO and VIRGINIA ATENCIO, the persons named in and who executed the foregoing instrument.

                                             /s/ Elberta Rodriguez
                                             -----------------------------------
                                                       Notary Public


                         My Commission Expires: 6/17/97
                                               ---------------------------------


STATE OF NEW MEXICO )
                    ) ss:
County of Bernalillo)


     The foregoing instrument was acknowledged before me this 30 day of September, 1996, by NELSON PACHECO and VICKIE PACHECO, the persons named in and who executed the foregoing instrument.

                                             /s/ Sylvia Garcia
                                             -----------------------------------
                                                       Notary Public


                         My Commission Expires: 1/31/97
                                               ---------------------------------

STATE OF COLORADO )
                  ) ss:
County of Adams   )


     The foregoing instrument was acknowledged before me this 3rd day of October, 1996, by GILBERT PACHECO and KATHY PACHECO, the persons named in and who executed the foregoing instrument


                                             /s/ Susan K. Novak
                                             -----------------------------------
                                                       Notary Public
                                                       7401 Federal Bldg
                                                       Westminster, CO
[NOTARY SEAL]

                    My Commission Expires: 3/13/99
                                          --------------------------------------


STATE OF NEW MEXICO)
                   ) ss:
County of Taos     )


     The foregoing instrument was acknowledged before me this 15th day of September, 1996, by JOHNNY GURULE, the person named in and who executed the foregoing instrument.

                                             /s/ Elberta Rodriguez
                                             -----------------------------------
                                                       Notary Public


                         My Commission Expires: 6/17/97
                                               ---------------------------------


STATE OF COLORADO)
                 ) ss:
County of Denver )


     The foregoing instrument was acknowledged before me this 4 day of October, 1996, by GREGORY A. HAHN, the President of SUMMO USA CORPORATION, on behalf of the corporation.

                                              /s/ Michelle Hebert
                                              ----------------------------------
                                                       Notary Public


                         My Commission Expires: 3/18/99
                                               ---------------------------------

                                   EXHIBIT A

                                   PROPERTIES

     100% interest in and to the following surface estate in Township 23 North, Range 11 East, Section 17, Taos County, New Mexico:

     PROPERTY                    OWNER                             ACREAGE
     --------                    -----                             -------

     Lot 1     Joe Henry Pacheco and Susie Pacheco                    65
     Lot 2     James Pacheco and Libbie Pacheco                       65
     Lot 3     Gladys Rodriguez and Rodolfo Rodriguez                 65
     Lot 4     Mary Sanchez and Jerry Sanchez                         65
     Lot 5     Virginia Atencio and Henry Atencio                     65
     Lot 6     Nelson Pacheco and Vickie Pacheco                      65
     Lot 8     Johnny Gurule                                          65
     Lot 9     Gilbert Pacheco and Kathy Pacheco                      65

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the covenants and agreements herein contained the parties hereto covenant and agree as follows:

1. From the date hereof, and for so long as the Optionee shall be an employee of the Company, the Optionee shall have and be entitled to and the Company hereby grants to the Optionee an option to purchase all or any portion of SIXTY-SEVEN THOUSAND, FIVE HUNDRED (67,500) fully paid and non-assessable common shares (the "SHARES") of the Company from the treasury on or before APRIL 30, 2001 at the price of ONE DOLLAR AND FIFTY-ONE CENTS ($1.51) per share provided that:

     (a) no more than 25% of the Shares may be purchased on or before April 30, 1997;

     (b) no more than a total of 50% of the Shares may be purchased on or before April 30,1998; and

     (c) no more than a total of 75% of the Shares may be purchased on or before April 30, 1999.

2. The right to take up shares pursuant to the option herein granted is exercisable by notice in writing to the Company accompanied by a certified cheque in favour of the Company for the full amount of the purchase price of the shares being then purchased. When such payment is received, the Company covenants and agrees to issue and deliver to the Optionee share certificates in the name of the Optionee for the number of shares so purchased.

3. This is an option agreement only and does not impose upon the Optionee any obligation to take up and pay for any of the shares under option.

4. Subject to paragraph 5 hereof, the option herein granted shall cease and become null and void following the tenth day after which the Optionee ceases to act as an employee of the Company.

5. The Optionee hereby acknowledges that in the event the Optionee is an insider of the Company, the option herein granted may not be exercised in full or in part until this agreement has been approved by the members at a general meeting of the Company.

6. The Company hereby covenants that it will seek the approval of the members to any amendments to the incentive stock option herein granted, at the next general meeting of the company prior to exercise thereof by the Optionee, in accordance with the requirements of The Toronto Stock Exchange, and the Optionee warrants that he will not exercise all or any portion of the subject option, if amended, until such approval is obtained.

7. If at any time during the continuance of this agreement, the parties hereto deem it necessary or expedient to make any alteration or addition to this agreement, they may do so by means of a written agreement between them which will be supplemental hereto and form part hereof and which may be subject to the approval of the securities regulatory bodies having jurisdiction.